UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  July 22, 2003


                             INFOWAVE SOFTWARE, INC.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                            BRITISH COLUMBIA, CANADA
          -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



       000-29944                                           98-0183915
----------------------------                   ---------------------------------
  (Commission File Number)                     (IRS Employer Identification No.)


  Suite 200 - 4664 Lougheed Highway
     Burnaby, British Columbia,
               Canada                                       V5C 5T5
----------------------------------------         ------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (604) 473-3600


                                      N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 12.  Results of Operations and Financial Condition

Infowave Releases Second Quarter Fiscal 2003 Financial Results

Vancouver, British Columbia - July 22, 2003 - Infowave Software (TSE: IW), a provider of wireless software for mobile operators, corporations and individuals today released financial results for the second quarter ended June 30, 2003. (All financial information is expressed in U.S. dollars and Canadian GAAP).

Total revenues for the second quarter were $505,397 compared to $411,856 in the first quarter of 2003 and $517,977 in the second quarter of 2002. The company posted gross margins of 88% for the quarter, which has been consistent with the historical trend. Total expenses for the second quarter were $1,319,580 as compared to $1,272,174 in the first quarter of 2003 and $4,464,657 in the second quarter of 2002.

Operating expenses (excluding amortization and restructuring charges) were $1,219,608 for the second quarter 2003, compared with $1,163,864 in the first quarter of 2003 and represents a 70% decrease from $4,002,993 in the second quarter of 2002. Net loss for the second quarter 2003 was $919,970 or $0.01 per share, compared to $955,460 or $0.01 per share in the first quarter of 2003 and $4,234,514 or $0.07 per share in the second quarter of 2002. Cash, cash equivalents and short-term investments were approximately $1.9 million at the end of the quarter.

"Infowave has made strategic progress during the past quarter while continuing to sequentially increase our revenues on a quarterly basis," remarked George Reznik, Chief Financial Officer and member of the Office of the President at Infowave. "We significantly expanded our market with the launch of our Symmetry Express wireless solution for the consumer and prosumer markets. This combined with our new relationship with Symbian significantly enhances the addressable market for our solutions and firmly establishes Infowave as the leader in wireless solutions for the new generation of mobile devices. We made significant progress in strengthening our balance sheet with the acquisition of HiddenMind Technology and the aggregate US$6.6 million in new financing that will allow us to capitalize on the market opportunity."

Second Quarter Highlights

Partnership Announcements
-------------------------

     o Announced an agreement with T-Mobile International to deliver mobile e-mail services to the UK market. T-Mobile and Infowave cooperated on the launch of T-Mobile's new Instant E-mail service for smartphone devices powered by Infowave's Symmetry suite of mobile messaging solutions.
     o Announced an agreement with Dell to cooperate in marketing Infowave's Wireless Business Engine solution with Dell's GPRS wireless access offerings to the U.K. business market. Infowave and Dell will market and sell wireless solutions based on Dell Latitude(TM) notebooks equipped with a Dell TrueMobile(TM) 5000 GPRS PC card and Infowave's Wireless Business Engine software.
     o Announced a partnership with Symbian to develop and market Symbian OS-based solutions to mobile operators and corporate customers. The two companies will co-operate in developing and marketing solutions based on Infowave's Symmetry suite of wireless solutions. Infowave will offer wireless e-mail solutions powered by Symbian OS, Symbian's advanced, open, standard operating system for data-enabled mobile phones.

Product Announcements
---------------------

     o Launched Infowave Symmetry Express 1.0 a solution that enables wireless access to personal e-mail on Microsoft Pocket PC, Microsoft Smartphone, Palm and Symbian powered devices. Available through Infowave's mobile network operator partners, Symmetry Express 1.0 enables users to automatically receive e-mail messages from their ISP accounts without user intervention.
     o Announced two new versions of Infowave Symmetry Pro in the quarter. In April Infowave announced the availability of Symmetry Pro 2.0 which offers Always On wireless e-mail delivery, thereby allowing mobile professionals to remain in touch from anywhere. Then in June, Infowave launched Infowave Symmetry Pro 2.1 which offers enhanced support for the Palm(TM) Tungsten(TM) W handheld and the Kyocera 7135 smart devices powered on the Palm OS.

Corporate Announcements
-----------------------

     o Entered into an acquisition agreement to acquire substantially all of the business and assets of North Carolina-based HiddenMind Technology, LLC. HiddenMind develops a mobile application platform that enables companies to extend existing data and applications to mobile devices. Infowave also entered into a subscription agreement with the controlling member of HiddenMind, Jerry Trooien. Mr. Trooien agreed to subscribe for 29,473,684 units of Infowave at a price of CDN $0.1425 per unit for aggregate subscription proceeds to Infowave of US$3.0 million. These transactions were completed on July 4, 2003.

     o Announced the appointment of two new senior executives to the sales management team. Butch Winters joins as Executive Vice President, Enterprise Solutions and Tom Owen as Vice President, Business Development. Together, Winters and Owen bring to Infowave a combined thirty four years of senior sales executive management experience in the high technology industry.

     o Entered into an agreement with two agents for a private placement offering of Units at a price of CDN$0.16125 per Unit which was completed in July 2003 for gross subscription proceeds of US$3.6 million.

     o Announced the addition of Jean-Francois Heitz, retiring Deputy Chief Financial Officer of Microsoft Corporation and Jerry Meerkatz, former Vice President and General Manager of Enterprise Mobility Solutions for Hewlett Packard, to Infowave's Board of Directors on July 2, 2003.

Conference Call
Infowave will hold a conference call to discuss these results at 5:00 PM Eastern N.A. today. George Reznik, Infowave's Chief Financial Officer and Bill Tam, Executive Vice President, Sales and Marketing, will participate in the call. Analysts, media and investors are invited to join the conference call by dialing 800-814-4857 or 416-640-4127 (local Toronto). A replay of the call will be available until August 5th by dialing either 877-289-8525 or 416-640-1917 (local Toronto) and entering pass code 21010603#.

The call will also be accessible live over the Internet at www.infowave.com/ir. We suggest you access the web cast 10-15 minutes prior to the start time. A replay of the web cast will be available for 120 days from the same web site.

About Infowave Software
Infowave (TSE: IW) builds innovative wireless business solutions for mobile operators, corporations and individuals that connect people to the critical information they need to be more productive and competitive. The Infowave Symmetry suite of wireless e-mail solutions enable mobile users to instantly access to their corporate and personal e-mail on a variety of Pocket PC, Smartphone or Palm integrated devices. For mobile operators, Infowave offers the Symmetry Mobile Application Gateway - a wireless services platform that provides mobile operators with the opportunity to capitalize on offering wireless data access to their subscribers. The Infowave Wireless Business Engine provides companies with a single wireless software platform for fast, secure and reliable wireless access to e-mail, the Internet, corporate intranets and client-server applications. For more information, please visit www.infowave.com.

Forward-Looking  Statement

Statements made herein and in today's conference call may contain forward-looking information about management's expectations, new strategic objectives, business prospects, revenue growth opportunities, anticipated financial performance and other similar matters. A variety of factors, many of which are beyond the Company's control, affect the operations, performance and business strategy and results of the Company and could cause actual results and experiences to differ materially from the expectations and objectives expressed in these statements. These factors include, but are not limited to, the sufficiency of the Company's restructuring activities and strategic initiatives, including the potential for higher actual costs incurred in restructuring actions and strategic initiatives compared to the estimated costs of such actions or initiatives; the ability to retain and recruit qualified employees; the ability to manage business in light of recent management changes and personnel reductions. Other potential risk factors are described in the Company's 2002 annual report on Form 10-K, in addition to reports on Form 8-K and Form 10-Q, which are available at the SEC's Web site at http://www.sec.gov Forward-looking statements are based on management's beliefs, opinions and projections on the date the statements are made. The Company undertakes no obligation to update forward-looking statements if circumstances or management's beliefs, opinions or projections should change.

INFOWAVE SOFTWARE, INC.
Consolidated Balance Sheets
(expressed in U.S. dollars)


                                                                   June 30, 2003
                                                                   (Unaudited)             Dec 31, 2002
Assets
Current Assets:
         Cash and cash equivalents                                    $1,529,924             $2,755,929
         Short term investments                                          363,353                355,614
         Accounts receivable                                             521,799                394,712
         Finished goods inventory                                          1,113                    951
         Prepaid expenses                                                 57,374                135,402
                                                                          ------                -------
                                                                       2,473,563              3,642,608

Capital assets                                                           476,724                490,783
Other assets                                                             393,649                 25,366
                                                                         -------                 ------
                                                                      $3,343,936             $4,158,757

Liabilities and Shareholders' Equity
Current Liabilities:
         Accounts payable and accrued liabilities                     $1,121,204               $463,096
         Deferred revenue                                                322,312                364,847
                                                                         -------                -------
                                                                       1,443,516                827,943

Shareholders' equity
         Share capital
                  Authorized: unlimited voting
                  common shares

                  Issued: 66,659,578 (December
                  31, 2002: 66,439,578)                               56,564,963             56,539,360

         Additional paid in capital                                       15,941                 15,941
         Other equity instruments                                      1,613,096              1,613,096
         Deficit                                                    (56,217,572)           (54,342,142)
         Cumulative translation account                                 (76,008)              (495,441)
                                                                        --------              ---------
                                                                       1,900,420              3,330,814
                                                                       ---------              ---------
                                                                      $3,343,936             $4,158,757

INFOWAVE SOFTWARE, INC.
Consolidated Statements of Operations and Deficit
(expressed in U.S. dollars)




                                   Three months         Three months        Six months ended   Six months ended
                                   ended                ended

                                   June 30, 2003        June 30, 2002       June 30, 2003      June 30, 2002
                                   (Unaudited)          (Unaudited)         (Unaudited)        (Unaudited)

Sales                                   $505,397             $517,977            $917,253           $843,238
Cost of goods sold                        61,855              111,574             118,694            148,741
                                         443,542              406,403             798,559            694,497

Expenses:
         Research and                    466,252              815,492             965,055          1,717,471
         development

         Sales and                       380,455            1,179,481             736,729          2,803,705
         marketing

         General and                     372,901              592,640             690,688          1,308,633
         administration

         Restructuring                         -            1,415,380                   -          1,415,380

         Depreciation                     99,972              461,664             208,282            944,068
         and amortization

                                       1,319,580            4,464,657           2,591,754          8,189,257
Loss from operations                     876,038            4,058,254           1,793,195          7,494,760

Other expenses (income):

         Interest and                    (11,987)              (9,650)            (26,774)           (37,495)
         other income

         Foreign Exchange                 55,919              185,910             109,009            153,274

Net loss for the period                  919,970            4,234,514           1,875,430          7,610,539

Deficit, beginning of period          55,297,602           48,002,102          54,342,142         44,626,077
Deficit, end of period               $56,217,572          $52,236,616         $56,217,572        $52,236,616
Net loss per share                         $0.01                $0.07               $0.03              $0.16
Weighted average number of shares     66,659,578           57,686,701          66,643,777         46,920,880
outstanding

(C)2003 Infowave Software, Inc. All rights reserved. Infowave and the Infowave logo are trademarks of Infowave Software, Inc. Other product or service names mentioned herein are the trademarks of their respective owners.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFOWAVE SOFTWARE, INC.



Date: August 14, 2003                   By:  /s/ George Reznik
                                        -------------------------------------
                                        George Reznik, Chief Financial
                                        Officer and Member of the Office of
                                        the President